UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 26, 2021

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On July 26, 2021, Carnival Corporation (the “Issuer,” together with Carnival plc, the “Company,” “we,” “us,” or “our”) closed its previously announced private offering (the “New Notes Offering”) of $2,405,500,000 aggregate principal amount of 4.000% First-Priority Senior Secured Notes due 2028 (the “New Notes”). The New Notes were issued pursuant to an indenture, dated as of July 26, 2021 (the “Indenture”), among the Issuer, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee and security agent. The Issuer will be using the net proceeds from the New Notes Offering to fund its previously announced tender offer to purchase up to $2,004,000,000 aggregate principal amount (the “Maximum Tender Amount”) of 11.500% First Priority Senior Secured Notes due 2023 (the “2023 Notes”) (the “Tender Offer”), the related consent solicitation, and the payment of accrued and unpaid interest on the 2023 Notes accepted for purchase and related fees and expenses.

The completion of the New Notes Offering satisfied the Issuer’s financing condition for the settlement of tenders of its 2023 Notes on the early settlement date with respect to the Tender Offer. In connection with the Tender Offer, the Issuer has accepted for purchase the Maximum Tender Amount of the 2023 Notes which were validly tendered (and not validly withdrawn) pursuant to the Tender Offer at or prior to 5:00 p.m., New York City time, on July 19, 2021 and paid to the holders of such 2023 Notes an amount equal to $1,142.50 per $1,000 principal amount of 2023 Notes accepted for purchase, plus accrued and unpaid interest from the last interest payment date on such accepted 2023 Notes up to, but not including, the early settlement date with respect to the Tender Offer. The consideration paid to the holders of 2023 Notes included a consent payment equal to $1.25 per $1,000 principal amount of 2023 Notes with respect to which the applicable holder has validly delivered its consent in the consent solicitation or tendered 2023 Notes that were not accepted for purchase pursuant to the Tender Offer due to proration.

The New Notes mature on August 1, 2028 unless earlier redeemed or repurchased. No sinking fund is provided for the New Notes. Cash interest on the New Notes will accrue from July 26, 2021 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2022, at a rate of 4.000% per year.

The New Notes are fully and unconditionally guaranteed, jointly and severally, on a first-priority senior secured basis by Carnival plc and certain of the Issuer’s and Carnival plc’s subsidiaries that own or operate the Company’s vessels and material intellectual property. In the future, each of the Issuer’s and Carnival plc’s subsidiaries (other than immaterial subsidiaries) that guarantees certain other indebtedness of the Issuer, Carnival plc or any other guarantor, including, in each case, indebtedness in an aggregate principal amount in excess of $300 million, will guarantee the New Notes.

The New Notes and the related guarantees are secured by first-priority security interests in the collateral, which generally includes (i) 78 of the vessels including assignments of insurance claims and earnings in respect of such vessels; (ii) the material intellectual property, which in case of each of (i) and (ii) were owned or controlled by the Issuer and the guarantors as of the date the 2023 Notes were issued and are still owned or operated by the Issuer and the guarantors as of July 26, 2021; and (iii) certain assets related to the vessels being mortgaged (clauses (i) through (iii), collectively, the “Collateral”), subject to permitted liens and certain exclusions and release provisions as further described in the Indenture and the related security documents.

Prior to May 1, 2028, the Issuer may redeem the New Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the New Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after May 1, 2028, the Issuer may redeem the New Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the New Notes redeemed, plus accrued and unpaid interest. The Issuer may also redeem the New Notes, in whole but not in part, at any time, upon giving not less than 10 nor more than 60 days’ prior written notice to the holders of the New Notes, at a redemption price equal to 100% of the principal amount thereof,

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together with accrued and unpaid interest, if any, to, but not including, the redemption date, if the Issuer or any guarantor would have to pay any additional amounts on the New Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation of such laws, regulations or rulings, which in each case is announced and becomes effective after July 21, 2021.

The Indenture contains covenants that limit the ability of the Issuer, Carnival plc and their restricted subsidiaries to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of their capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create liens on assets; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (vii) enter into certain transactions with their affiliates. These covenants are subject to a number of important limitations and exceptions. Many of the covenants contained in the Indenture will “fall away” permanently and will no longer apply to the Company if, on any date following July 26, 2021, the New Notes have investment grade ratings from at least two of Standard & Poor’s Financial Services, LLC, Moody’s Investors Service, Inc. and Fitch Ratings, Inc. (together, the “Ratings Agencies”), so long as no event of default has occurred and is continuing at such time.  Additionally, upon the occurrence of specified change of control triggering events, the Issuer shall offer to repurchase the New Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

If on any date following July 26, 2021, the Issuer receives investment grade corporate or issuer ratings from at least two of the Ratings Agencies, so long as no default or event of default has occurred or is continuing at such time, then the Company and its restricted subsidiaries will be permitted to release all of the liens on the Collateral securing the obligations of the New Notes, permanently and without the consent of any party (to the extent permitted under applicable law and, subject to the other provisions set forth in the Indenture).

The Indenture sets forth certain events of default after which the New Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Issuer, Carnival plc, any of our or Carnival plc’s significant subsidiaries or any group of our or Carnival plc’s subsidiaries that, taken together, would constitute a significant subsidiary after which the New Notes become automatically due and payable.

The obligations of the Issuer under the Indenture and the New Notes issued thereunder will be secured by first-priority security interests in the Collateral for the benefit of the secured parties under the Indenture, pursuant to collateral agreements, pledge agreements, charge agreements and collateral assignments entered into prior to or to be entered into on or after July 26, 2021 under the laws of the United States and certain other jurisdictions, which security interests will be perfected prior to, on or after July 26, 2021 in accordance with the agreed security principles described in the Indenture. Those security interests are subject to intercreditor agreements governing the rights and priorities of the secured parties under the Indenture and the holders of certain other indebtedness outstanding on July 26, 2021 or incurred in the future.

The New Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to non-U.S. investors in reliance on Regulation S under the Securities Act. The New Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The description of the Indenture and the New Notes above is qualified in its entirety by reference to the text of the Indenture and the form of Note attached thereto, which will be filed with the next periodic report of the Issuer.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the New Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

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Item 8.01	Other Events.

On July 21, 2021, the Company issued a press release announcing the pricing of the New Notes Offering. On July 26, 2021, the Company issued a press release announcing the closing of the New Notes Offering. A copy of each press release is furnished hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each release is incorporated by reference herein.

Forward Looking Statements

Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

  COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
  As a result of the COVID-19 outbreak, we may be out of compliance with one or more maintenance covenants in certain of our debt facilities, with the next testing date of November 30, 2022;
  World events impacting the ability or desire of people to travel have and may continue to lead to a decline in demand for cruises;

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  Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
  Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties, and reputational damage;
  Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks, including the recent ransomware incidents, and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
  Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction;
  Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
  Fluctuations in foreign currency exchange rates may adversely impact our financial results;
  Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
  Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
  the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 26, 2021 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on April 7, 2021 and June 28, 2021.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Carnival Corporation and Carnival plc dated July 21, 2021 (relating to the pricing of the New Notes Offering).
99.2	Press release of Carnival Corporation and Carnival plc dated July 26, 2021 (relating to the closing of the New Notes Offering).
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	July 26, 2021	Date:	July 26, 2021

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